UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2019

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10500 Coursey Blvd.
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

 Item 8.01 Other Events

On February 4, 2019, Investar Holding Corporation (the “Company”) announced that the shareholders of Mainland Bank (“Mainland”) approved the previously announced Agreement and Plan of Reorganization (the “Merger Agreement”) with the Company, which provides for the acquisition of Mainland by the Company. The Company has also received the necessary regulatory approvals to consummate the Mainland acquisition from the Federal Deposit Insurance Corporation and the Louisiana Office of Financial Institutions. The acquisition is expected to be consummated on or about March 1, 2019, subject to the satisfaction or waiver of the other closing conditions described in the Merger Agreement.
Additional Information for Investors and Shareholders

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of Mainland Bank, the Company has filed a registration statement on Form S-4 with the SEC. The registration statement includes a proxy statement of Mainland Bank, and constitutes a prospectus of the Company, which Mainland Bank has provided to its shareholders. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY, THE BANK, MAINLAND BANK AND THE PROPOSED TRANSACTIONS.

These and other documents relating to the merger filed by the Company can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing the “Investor Relations” section of the Company’s website at www.investarbank.com. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to: Attn: Investor Relations, Investar Holding Corporation, P.O. Box 84207, Baton Rouge, Louisiana 70884-4207, or by calling (225) 227-2222.

The information contained herein does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.
Item  9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release dated February 4, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: February 4, 2019	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer